SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

BELLICUM PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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BELLICUM PHARMACEUTICALS, INC.

3730 Kirby Drive, Ste. 1200

Houston, TX 77098

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 15, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”). In light of the continuing threat to public health as a result of the COVID-19 pandemic and to support the health and well-being of our employees, advisors and stockholders, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/BLCM2021, where you will be able to listen to the meeting live, submit questions and vote. The meeting will be held on June 15, 2021 at 8:00 a.m., Pacific Time, for the following purposes:

1.	To elect the two Class I directors named herein to hold office until the 2024 Annual Meeting of Stockholders.

2.	To approve an amendment to the Company’s 2019 Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for issuance under the 2019 Plan by 500,000 shares.

3.

To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors to serve as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Annual Meeting will be a completely virtual meeting of stockholders, via live webcast. To listen to the Annual Meeting or submit questions or vote during the Annual Meeting, please visit www.virtualshareholdermeeting.com/BLCM2021. You will not be able to attend the Annual Meeting in person.

The record date for the Annual Meeting is April 19, 2021. Only common stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 15, 2021 at 8:00 a.m., Pacific Time via live webcast at www.virtualshareholdermeeting.com/BLCM2021.

The proxy statement and annual report to stockholders

are available at www.proxyvote.com.

By Order of the Board of Directors,

/s/ Richard A. Fair
Richard A. Fair, President and Chief
Executive Officer

Houston, Texas

April 29, 2021

You are cordially invited to attend the virtual Annual Meeting. Whether or not you expect to attend the meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online at the Annual Meeting, you may vote via the internet, by telephone or, if you receive a paper proxy card, by mailing your completed and signed proxy card. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card.

Even if you have voted by proxy, you may still vote online during the Annual Meeting. To vote during the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials..

BELLICUM PHARMACEUTICALS, INC.

3730 Kirby Drive, Ste. 1200

Houston, TX 77098

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 15, 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (sometimes referred to as the “Board”) of Bellicum Pharmaceuticals, Inc. (sometimes referred to as the “Company,” or “Bellicum,” “we,” “our” or “us”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually, via live webcast at www.virtualshareholdermeeting.com/BLCM2021, on Tuesday, June 15, 2021, at 8:00 a.m. Pacific Time, and any adjournments or postponements thereof. All holders of shares of our common stock entitled to attend the meeting will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about May 4, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 14, 2021.

Where and when is the Annual Meeting?

The Annual Meeting will be held on Tuesday, June 15, 2021, at 8:00 a.m. Pacific Time, in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting, due to the continuing threat to public health as a result of the COVID-19 pandemic and to support the health and well-being of our employees, advisors and stockholders. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Any stockholder may listen to the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/BLCM2021. The webcast will begin at 8:00 a.m. Pacific Time.

•	Stockholders may vote and submit questions during the Annual Meeting via live webcast.

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Stockholders may also submit questions no earlier than 15 minutes prior to the beginning of the webcast for the Annual Meeting by logging in to www.virtualshareholdermeeting.com/BLCM2021 and entering the 16-digit control number included on the Notice or proxy card.

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To enter the meeting, please have your 16-digit control number, which is available on your Notice or proxy card. If you do not have your 16-digit control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the meeting.

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Instructions on how to connect to and participate in the Annual Meeting via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/BLCM2021.

We recommend that you log in a few minutes before 8:00 a.m. Pacific Time to ensure you are logged in when the Annual Meeting starts. The information on our website is not incorporated by reference into this proxy statement.

We encourage all stockholders to vote their shares prior to the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance using one of the methods described below under “How do I vote?” to ensure that your vote will be counted in the event that you later decide not to attend the Annual Meeting.

What do I need in order to be able to participate in the Annual Meeting online?

To vote your shares or submit questions during the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you do not have your 16-digit control number, you will be able to listen to the meeting only, and will not be able to vote or submit questions during the meeting. Instructions on how to connect and participate in the Annual Meeting via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/BLCM2021.

What if during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?

On the day of the Annual Meeting, if you encounter any difficulties accessing the live webcast of the Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the log-in page for our virtual Annual Meeting for assistance.

Who can vote at the annual meeting?

Only common stockholders of record at the close of business on April 19, 2021 will be entitled to vote at the Annual Meeting. On this record date, there were 8,318,273 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on April 19, 2021, your shares of our common stock were registered directly in your name with Bellicum’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record of shares of our common stock, you may vote online during the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote promptly.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on April 19, 2021, your shares of our common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually.

What am I voting on?

There are four matters scheduled for a vote:

•	Proposal 1: Election of the two Class I directors named herein to hold office until the 2024 Annual Meeting of Stockholders.

•

Proposal 2: Approval of an amendment to the Company’s 2019 Equity Incentive Plan (the “Amended 2019 Plan”) to, among other things, increase the number of shares of common stock authorized for issuance under the 2019 Equity Incentive Plan by 500,000 shares.

•

Proposal 3: Ratification of the selection of Ernst & Young LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.

•	Proposal 4: Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote during the Annual Meeting, by proxy over the telephone, by proxy through the internet or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online during the Annual Meeting even if you have already voted by proxy.

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VOTE DURING MEETING: To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/BLCM2021, starting at 8:00 a.m. Pacific Time on Tuesday, June 15, 2021.

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VOTE BY PHONE: To vote over the telephone, dial toll-free 1-800-690-6903, using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 14, 2021 to be counted.

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VOTE BY INTERNET: To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern Time on June 14, 2021, to be counted.

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VOTE BY PROXY CARD: To vote using a proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent, or contact that organization to request a proxy form. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our common stock you own as of the close of business on April 19, 2021.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing a proxy card, by telephone, through the internet or online during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares of our common stock depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine”, but not with respect to “non-routine” matters. Under the rules of the NYSE applicable to brokers and agents, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, we believe your broker or nominee may not vote your shares on Proposals 1, 2 and 4 without your instructions, but may vote your shares on Proposal 3. However, this remains subject to the final determination from the NYSE regarding which of the proposals are “routine” or “non-routine.”

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares of our common stock will be voted, as applicable, “For” the election of all nominees for director, “For” the approval of the Amended 2019 Plan, “For” the ratification of the selection of Ernst & Young LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021 and “For” the advisory approval of executive compensation. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares of our common stock may be registered in more than one name or in different accounts. Please follow the voting instructions on all Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet until 11:59 p.m. Eastern Time on June 14, 2021.

•	You may send a timely written notice that you are revoking your proxy to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.

•	You may attend the Annual Meeting virtually and vote online during the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current internet or telephone proxy or proxy card is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares of our common stock are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting, your proposal must be submitted in writing by December 30, 2021, to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, Texas 77098. If you wish to submit a proposal (including a director nomination) at the annual meeting that is not to be included in the Company’s proxy materials for next year’s annual meeting, such proposal must be received no earlier than the close of business on February 15, 2022 nor later than the close of business on March 17, 2022. You are also advised to review the Company’s Bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.

What are “broker non-votes”?

When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares on such matters. These unvoted shares are counted as “broker non-votes.” Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes, and, with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposals 2, 3 and 4, and will have the same effect as “Against” votes.

Broker non-votes on Proposals 1, 2 and 4 will have no effect and will not be counted towards the vote total for any of those proposals. We do not expect broker non-votes on Proposal 3.

How many votes are needed to approve each proposal?

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For Proposal 1, the election of two Class I directors, the two nominees receiving the most “For” votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the matter will be elected. Only votes “For” or “Withheld” will affect the outcome. Abstentions and broker non-votes will have no effect.

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To be approved, Proposal 2, the approval of the Amended 2019 Plan, must receive “For” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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To be approved, Proposal 3, the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2021, must receive “For” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. We do not expect broker non-votes for this matter.

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To be approved, Proposal 4, the advisory approval of the compensation of the Company’s named executive officers, must receive “For” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares of common stock are present by virtual attendance at the Annual Meeting or represented by proxy. On the record date, April 19, 2021, there were 8,318,273 shares of common stock outstanding and entitled to vote. Thus, the holders of 4,519,137 shares of common stock must be present by virtual attendance or represented by proxy at the meeting to have a quorum.

Your shares of our common stock will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares of common stock present by virtual attendance at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has seven members. There are two Class I directors whose term of office expires in 2021: Jon P. Stonehouse and Stephen R. Davis. Messrs. Stonehouse and Davis have been nominated for election at the Annual Meeting. Each of the nominees is currently a director of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2024 annual meeting or until his successor has been duly elected and qualified, or, if sooner, his death, resignation or removal. Proxies may not be voted for a greater number of persons than the number of nominees named in this Proxy Statement. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. One director attended the 2020 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes of the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of “For” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

NOMINEES

The Nominating and Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Governance Committee to believe that that nominee should continue to serve on the Board. However, each of the members of the Nominating and Governance Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

Nominees for Election for a Three-year Term Expiring at the 2024 Annual Meeting

Jon P. Stonehouse, 60, has served as a member of our Board since December 2014. Since January 2007, Mr. Stonehouse has served as the Chief Executive Officer and a member of the Board of BioCryst Pharmaceuticals, Inc., a public biopharmaceutical company. Since July 2007, he has also served as President of BioCryst. From March 2002 to December 2006, Mr. Stonehouse served in various positions at Merck KGaA, a pharmaceutical company, including as Senior Vice President of Corporate Development from July 2002 to December 2006, and Vice President of Global Licensing and Business Development and Integration from March 2002 to December 2006. Since November 2008, Mr. Stonehouse has also served as a member of the Advisory

Board of Precision Biosciences, Inc., a private biotechnology company. Mr. Stonehouse received his B.S. in Chemistry from the University of Minnesota. Our Board believes that Mr. Stonehouse’s management background, experience as a director at a public pharmaceutical company and extensive history as an advisory board member in the pharmaceutical industry qualify him to serve on our Board.

Stephen R. Davis, 60, has served as a member of our Board since July 2015. Mr. Davis has served as President and Chief Executive Officer of ACADIA Pharmaceuticals, Inc., a public biotechnology company, since March 2015 and as a member of its board of directors since September 2015. Prior to that, Mr. Davis served as ACADIA’s Executive Vice President, Chief Financial Officer and Chief Business Officer from July 2014 through March 2015. From June 2012 to June 2015, Mr. Davis served as a member of the board of directors of Heron Therapeutics, Inc., a public biotechnology company, where he also served as Executive Vice President and Chief Operating Officer from May 2013 to July 2014. Mr. Davis rejoined the board of directors of Heron Therapeutics in September 2019. From April 2010 to December 2012, Mr. Davis served as Executive Vice President and Chief Operating Officer of Ardea Biosciences, Inc., a public biotechnology company which was acquired by AstraZeneca PLC in June 2012. Earlier in his career, Mr. Davis practiced as a certified public accountant with a major accounting firm and as a corporate and securities attorney with a Wall Street law firm. Mr. Davis received his B.S. degree in accounting from Southern Nazarene University and his J.D. degree from Vanderbilt University. Our Board believes that Mr. Davis’ experience as an executive at various public biotechnology companies, his background in law, finance and accounting and his experience as a director at public biotechnology companies qualify him to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH NAMED NOMINEE.

Directors Continuing in Office until the 2022 Annual Meeting

James F. Brown, 56, has served as a member of our Board since November 2011 and as Chairman of our Board since December 2014. Mr. Brown has served as Chief Executive Officer of Apollo Health (f/k/a AHNP Precision Health), a private company focused on the prevention and reversal of cognitive decline, since January 2019. From July 2009 to May 2017, he served as Managing Director of AVG Ventures, a private investment firm. From 2003 to 2009, Mr. Brown was an independent investor and served on a number of private company boards of directors. From 1999 to 2002, he served as Executive Vice President and General Manager of OpenTV, Inc., a technology and media company, where he co-founded and managed the company’s applications business unit, prior to its sale to Liberty Media in 2002. Earlier in his career, Mr. Brown was a partner in the law firms of McDermott, Will & Emery and Pillsbury Madison & Sutro. Mr. Brown is currently a director of Landmark Infrastructure Partners, LP, a public real estate management company. He also served as a director of Perk.com, Inc., a public company traded on the Toronto Stock Exchange, from July 2015 to January 2017. He received his B.S. in accounting from Weber State University and his J.D. from Brigham Young University School of Law. Our Board believes that Mr. Brown’s business experience and his success as an investor and entrepreneur qualify him to serve on our Board.

Judith Klimovsky, M.D., 64, has served as a member of our Board since December 2018. Since February 2017, Dr. Klimovsky has served as the Executive Vice President & Chief Development Officer of Genmab A/S, a public international biotechnology company developing antibody therapeutics for cancer, where she leads the company’s product development efforts. Dr. Klimovsky previously held a number of senior positions at Novartis AG, a public international pharmaceutical company, including Senior Vice President, Head of Clinical Development from May 2015 to February 2017, Vice President, Global Program Head from April 2013 to April 2015, and Executive Medical Director from May 2009 to April 2013. Prior to joining Novartis, Dr. Klimovsky held successively senior positions at Bristol-Myers Squibb and Merck, where she led and contributed to the clinical development of key cancer drugs. Previously, Dr. Klimovsky served in various hematology clinical practice positions in Buenos Aires, Argentina. Dr. Klimovsky earned her M.D. from the Buenos Aires University

School of Medicine. Our Board believes that Dr. Klimovsky brings extensive leadership experience in drug development, particularly in the areas of oncology and hematology that qualify her to serve on our Board.

Directors Continuing in Office until the 2023 Annual Meeting

Richard A. Fair, 52, has served as our President and Chief Executive Officer and a member of our Board since January 2017. From January 2014 to January 2017, Mr. Fair served as Senior Vice President, Therapeutic Head Oncology Global Product Strategy at Genentech, Inc., a biotechnology company that in 2009 was acquired and became a subsidiary of Roche Holding AG. His responsibilities included leadership of lifecycle strategy and global commercialization of the organization’s late stage and commercial oncology and hematology portfolio. From April 2006 to January 2014, Mr. Fair held other positions at Genentech, including Vice President, Global Product Strategy Hematology & Signaling, from November 2012 through December 2013, and Vice President, Sales & Marketing, Oral Oncolytics, from May 2010 to November 2012. Prior to Genentech, Mr. Fair held positions at Johnson & Johnson, a public pharmaceutical and medical device company. Since October 2018, Mr. Fair has served as a member of the board of directors of Clovis Oncology, Inc., a public biotechnology company. Mr. Fair received his B.S. in computer science from the University of Michigan and his MBA, with a dual concentration in finance and management, from Columbia University. Our Board believes that Mr. Fair’s background in the biotechnology and pharmaceutical industry, and extensive commercial and senior management experience qualify him to serve on our Board.

James M. Daly, 59, has served as a member of our Board since May 2016. Mr. Daly currently serves on the board of directors of ACADIA Pharmaceuticals, Inc., Halozyme Therapeutics, Inc., argenx SE, and Madrigal Pharmaceuticals, Inc. Mr. Daly also served on the board of directors of Chimerix, Inc. from June 2014 to February 2020. From October 2012 to June 2015, Mr. Daly served as Executive Vice President and Chief Commercial Officer of Incyte Corporation, a public biotechnology company. From January 2002 to December 2011, Mr. Daly held various positions at Amgen, Inc., a public biopharmaceutical company, where he most recently served as Senior Vice President of North America Commercial Operations and Global Marketing/Commercial Development. Prior to his employment with Amgen, Mr. Daly served as Senior Vice President and General Manager of the Respiratory/Anti-infective business unit of GlaxoSmithKline plc, a public pharmaceutical company, where he was employed from June 1985 to December 2001. Mr. Daly received his B.S. in Pharmacy and an M.B.A. from the University at Buffalo, The State University of New York. Our Board believes that Mr. Daly’s extensive background in the pharmaceutical industry and experience as an executive and director at multiple public biopharmaceutical companies qualify him to serve on our Board. Importantly, our Board has considered Mr. Daly’s service on other boards as it relates to his capacity to fulfill his responsibilities to the Company and has found them to have no discernable impact. In 2020, Mr. Daly did not miss a meeting of our Board or a committee of our Board on which he serves, and our Board believes his contributions to the Company to be exceptional.

Reid M. Huber, Ph.D., 49, has served as a member of our Board since October 2014. Dr. Huber has served as a Partner at Third Rock Ventures since December 2018, where he focuses on discovering, launching and building innovative, value-creating, product engine-focused companies across multiple therapeutic areas. From April 2014 to December 2018, Dr. Huber served as at Executive Vice President and Chief Scientific Officer at Incyte Corporation, a global biopharmaceutical company, where he led drug discovery research primarily in the area of hematology and oncology. From 2002 to 2014, Dr. Huber held various roles of increasing responsibility at Incyte. Prior to joining Incyte, Dr. Huber held scientific research positions at DuPont Pharmaceuticals and Bristol-Myers Squibb from 1997 to 2002. Dr. Huber received his Ph.D. in molecular genetics from the Washington University School of Medicine and held pre- and post-doctoral fellowships at the National Institutes of Health. Our Board believes that Dr. Huber’s extensive background in the pharmaceutical industry and senior management experience qualify him to serve on our Board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the Nasdaq Capital Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Brown, Davis, Daly and Stonehouse and Drs. Huber and Klimovsky. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company. Mr. Fair is an executive officer of the Company, and therefore is not considered independent.

BOARD LEADERSHIP STRUCTURE

Our Board currently is chaired by James F. Brown who has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we have a separate chair for each committee of the Board. The chairs of each committee are expected to report regularly to the Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case. In addition, we believe that having a separate Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of us and our stockholders. As a result, we believe that having a separate Chairman can enhance the effectiveness of the Board as a whole.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Nominating and Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met nine times during 2020. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively.

In fiscal year 2020, at each meeting of the Board, the Company’s independent directors met in an executive session at which only independent directors were present.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, a Science Committee, and a Finance Committee. The following table provides current membership and meeting information for fiscal year 2020 for each of our Board committees:

Name	Audit		Compensation		Nominating and Governance		Finance		Science
Richard A. Fair
James F. Brown	X		X		X		X
James M. Daly					X
Stephen R. Davis	X	*					X
Reid M. Huber, Ph.D.			X		X	*			X	*
Jon P. Stonehouse	X		X	*			X	*
Judith Klimovsky, M.D.									X
Total meetings in fiscal year 2020	5		4		2		3		5

*	Committee Chairperson

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee satisfies the Nasdaq and the SEC independence requirements. Below is a description of each committee of the Board.

Audit Committee

The Audit Committee is currently composed of three directors: Messrs. Davis (Chair), Brown and Stonehouse. The Audit Committee met five times during the last fiscal year. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at www.bellicum.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2020.

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including, among other things:

•	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•	monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

•

prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•	reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and

Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•

reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•	reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

•	preparing the report that the SEC requires in our annual proxy statement;

•

reviewing and providing oversight of any related-party transactions in accordance with our related-party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;

•	reviewing, on a periodic basis, our investment policy; and

•	reviewing and evaluating, on an annual basis, the performance of the Audit Committee and the Audit Committee charter.

The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act).

The Board has also determined that Messrs. Davis, Brown and Stonehouse each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of their respective levels of knowledge and experience based on a number of factors, including their respective formal education and previous and current experience in financial roles.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Stephen R. Davis (Chair)

*

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

James F. Brown

Jon P. Stonehouse

Compensation Committee

The Compensation Committee is currently composed of three directors: Messrs. Stonehouse (Chair) and Brown and Dr. Huber. All members of the Compensation Committee are independent as independence is currently defined in Rule 5605(d)(2)(A) of the Nasdaq listing standards and Rule 10C-1 of the Exchange Act. The Compensation Committee met four times during the last fiscal year. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at www.bellicum.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2020.

The Compensation Committee of the Board acts on behalf of the Board to review, adopt or recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs. For this purpose, the Compensation Committee performs several functions, including, among other things:

•	reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full Board regarding) our overall compensation strategy and policies;

•	making recommendations to the full Board regarding the compensation and other terms of employment of our executive officers;

•

reviewing and making recommendations to the full Board regarding performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•

reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•

evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•	reviewing and making recommendations to the full Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

•

establishing policies with respect to votes by our stockholders to approve executive compensation to the extent required by Section 14A of the Exchange Act and, if applicable, determining our recommendations regarding the frequency of advisory votes on executive compensation;

•	reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•	administering our equity incentive plans;

•	establishing policies with respect to equity compensation arrangements;

•	reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

•

reviewing and approving (or if it deems it appropriate, making recommendations to the full Board regarding) the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

•

reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

•	preparing the report that the SEC requires in our annual proxy statement; and

•	reviewing and evaluating, on an annual basis, the performance of the Compensation Committee and the Compensation Committee charter.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets or takes action by unanimous written consent at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees, as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, to the extent required by SEC and Nasdaq rules, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Since 2014, the Company has engaged Radford, a business unit of Aon plc (“Radford”), as its compensation consultant. Radford was retained to provide an assessment of the Company’s executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies. As part of its engagement, Radford was requested by the Board to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Radford ultimately developed recommendations that were presented to the Board for its consideration.

The Compensation Committee considers most of the significant adjustments to annual compensation, target bonuses and equity awards and establishes new performance objectives at one or more meetings held during the last quarter of each year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, including, for example, the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at periodic meetings throughout the year on an as-needed basis. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data and analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Nominating and Governance Committee

The Nominating and Governance Committee is currently composed of three directors: Dr. Huber (Chair) and Messrs. Brown and Daly. All members of the Nominating and Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Governance Committee met two times during the last fiscal year. The Board has adopted a written Nominating and Governance Committee charter that is available to stockholders on the Company’s website at www.bellicum.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2020.

The Nominating and Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company consistent with criteria approved by the Board, reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing a set of corporate governance principles for the Company.

The functions of this committee include, among other things:

•	identifying, reviewing and evaluating candidates to serve on our Board;

•	determining the minimum qualifications for service on our Board;

•	evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;

•	evaluating, nominating and recommending individuals for membership on our Board;

•	evaluating nominations by stockholders of candidates for election to our Board;

•	considering and assessing the independence of members of our Board;

•	developing a set of corporate governance policies and principles and recommending to our Board any changes to such policies and principles;

•	considering questions of possible conflicts of interest of directors as such questions arise; and

•	reviewing and evaluating on an annual basis the performance of the Nominating and Governance Committee and the Nominating and Governance Committee charter.

The Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee by majority vote which we expect will typically be recommended to the full Board.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Governance Committee at the following address: Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. Submissions must include the name and address of the Company stockholder on whose behalf the submission is made; the number of Company shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Finance Committee

The Finance Committee is currently composed of three directors: Messrs. Stonehouse (Chair), Davis and Brown. The Finance Committee acts on behalf of the Board to, among other things, advise management on the Company’s business development, collaboration and financing arrangements and make recommendations to the Board with respect to such matters. The Finance Committee met three times during the last fiscal year.

Science Committee

The Science Committee is currently composed of two directors: Drs. Huber (Chair) and Klimovsky. The Science Committee acts on behalf of the Board to, among other things, advise management from time to time upon request and make recommendations to the Board with respect to our research and development programs, technology and objectives. The Science Committee met five times during the last fiscal year.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, Texas 77098. These communications will be reviewed by the Secretary of Bellicum, who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.bellicum.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2020. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE GUIDELINES

In February 2021, our Board adopted Corporate Governance Guidelines, which provide a framework for the effective governance of the Company. The guidelines address matters such as board composition and selection, the respective roles and responsibilities of the Board and management, director orientation and education, director compensation, Board and committee administrative matters, Board access to management and use of outside advisors, annual review of our Chief Executive Officer’s performance, management succession planning and annual assessment of the performance of the Board, including its committees. The Nominating and Governance Committee is responsible for overseeing and periodically reviewing the Corporate Governance Guidelines, and recommending any proposed changes to the Board for approval. The Corporate Governance Guidelines are available on our website at www.bellicum.com on the “Corporate Governance” page of the section entitled “Investors & Media.” The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal year 2020.

Diversity

Our Corporate Governance Guidelines provide that the Board should be diverse. Diversity includes, among other things, gender, sexual orientation, disability, age, ethnicity, business experience, functional expertise, stakeholder expectations, culture and geography. Our Board believes that diversity promotes the inclusion of different perspectives and ideas, and ensures that the Company has the opportunity to benefit from all available talent.

The Nominating and Governance Committee, in accordance with its charter, will annually assess the diversity of our Board in light of its needs, and our Board will review the Nominating Committee’s assessment, including the extent to which the current composition of our Board reflects a diverse mix of skills, experience, knowledge, backgrounds and personal qualities.

Our Board is committed to a merit-based system for its composition, which requires a diverse and inclusive culture where directors believe that their views are heard, their concerns are attended to and they serve in an environment where bias, discrimination and harassment on any matter are not tolerated. When identifying suitable candidates for appointment to our Board, the Nominating and Governance Committee and our Board will consider candidates on merit against objective criteria having due regard to the benefits of diversity (including gender and race) and the needs of our Board. Any search firm engaged to assist our Board or the Nominating and Governance Committee in identifying candidates for appointment to our Board shall be directed to include diverse candidates, and diverse candidates will be included in our Board’s evergreen list of potential Board nominees.

Limits on Board Memberships

Our Corporate Governance Guidelines require our directors to advise the chairperson of the Nominating and Governance Committee before accepting an invitation to serve on the board of directors or committee of another company. A director’s ability to fulfill their responsibilities as a member of our Board can be impaired by service on multiple other boards or board committees. Service on boards and board committees of other companies should be consistent with our conflict-of-interest policies. Non-employee directors should generally serve on no more than five other public company boards and on no more than three other public company audit committees, unless otherwise approved by our Board. In addition, non-employee directors who are serving as executive officers of other public companies should generally serve on no more than two other public company boards, unless otherwise approved by our Board.

Stock Ownership Guidelines

Our Corporate Governance Guidelines require each non-employee director to own shares of our common stock with a market value of at least three times the annual cash retainer payable to such director for service on our Board. Our Chief Executive Officer is required to own shares of our common stock with a market value of at least three times his annual base salary. Our other named executive officers are each required to own shares of our common stock with a market value of at least one times their annual base salary. Our directors and officers are required to meet these guidelines within five years of becoming subject to them.

PROHIBITIONS ON HEDGING

Under the terms of our insider trading policy, none of our officers, directors, other employees or consultants may engage in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. In addition, none of our officers, directors, other employees or consultants may margin, or make any offer to margin, any shares of our stock, including without limitation, borrowing against such stock, at any time.

PROPOSAL 2

APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN AMENDMENT

In April 2021, at the recommendation of the Compensation Committee, our Board approved an amendment to the Bellicum Pharmaceuticals, Inc. 2019 Equity Incentive Plan, or the 2019 Plan, subject to stockholder approval. In this proposal, our stockholders are being asked to approve the 2019 Plan, as amended, or the Amended 2019 Plan, which contains the following material changes to the 2019 Plan:

•	an increase to the number of shares of common stock authorized for issuance under the 2019 Plan by 500,000 shares; and

•	an increase to the number of shares of common stock authorized for issuance under the 2019 Plan pursuant to the exercise of incentive stock options (ISOs) by 1,000,000 shares.

Why You Should Vote to Approve the Amended 2019 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for our employees and other service providers. Currently, we maintain the 2019 Plan to grant stock options, restricted stock unit awards and other forms of equity-based awards to our employees, directors and consultants. The Amended 2019 Plan will provide us with the shares necessary to continue to grant equity awards at levels we determine to be appropriate in order to retain our employees and other service providers and to provide incentives for such persons to exert maximum efforts for our success.

We believe it is critical for our long-term success that the interests of our employees and other service providers are tied to our success as “owners” of our business. The equity incentive programs we have in place are intended to build stockholder value by attracting and retaining talented employees and other service providers. We believe we must continue to offer competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success. Traditionally, stock options have been the primary component of our equity program. The potential value of stock options is realized only if our share price increases, and so stock options provide a strong incentive for individuals to work to build stockholder value. In the last several years, we have also granted restricted stock unit awards to certain employees at levels that minimize dilution with an appreciation of the value transfer.

We believe that the shares currently available for grant under the 2019 Plan will be insufficient to meet our anticipated needs, particularly because: (1) we need to maintain our ability to offer equity incentives to our employees that are consistent with our historical equity incentives and industry benchmarks; (2) we are focused on cash preservation to fund our clinical programs and have increased the weighting of equity compensation for certain incentive programs; and (3) over the past 24 months a significant number of options have had strike prices significantly above our current stock price, and we have determined that additional equity award opportunities are necessary to retain and motivate employees.

The increased number of shares we are seeking under the Amended 2019 Plan will enable us to have a competitive equity incentive program to retain and motivate our key employees and other service providers to execute on our business plan. If this Proposal 2 is not approved by our stockholders, we will continue to use the 2019 Plan in its original form as the framework for our equity incentive compensation program. However, once the authorized shares under the 2019 Plan are depleted, we would not be able to continue to grant equity awards to our employees, which could put us at a competitive disadvantage in retaining talent, and also make it more difficult for us to align employee interests with those of our stockholders through a program that includes stock ownership.

If this Proposal 2 is approved by our stockholders, the Amended 2019 Plan will become effective as of the date of the 2021 Annual Stockholders’ Meeting. In the event that our stockholders do not approve this Proposal 2, the Amended 2019 Plan will not become effective, and the 2019 Plan will continue to be effective in accordance with its terms.

We Manage Our Equity Award Use Carefully

We continue to believe that equity incentive awards such as stock options and restricted stock unit awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees and non-employee directors. However, we recognize that equity incentive awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program.

We have managed our long-term stockholder dilution by limiting the number of equity incentive awards granted. The Board and the Compensation Committee monitors our stock award burn rate and dilution, among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board’s or Compensation Committee’s judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, consultants and directors based on the Company’s business plan and anticipated grants.

Overhang

The following table provides certain information regarding our equity incentive program.

As of March 31, 2021
Total number of shares of common stock subject to outstanding stock options	1,400,470

Weighted-average exercise price of outstanding stock options	$23.10

Weighted-average remaining term of outstanding stock options	8.22 years

Total number of shares of common stock subject to outstanding full value awards	262,010

Total number of shares of common stock available for grant under the 2019 Plan(1)(2)	312,791

(1)	This number includes 11,690 shares that remained available for grant under the inducement award pool under the 2019 Plan as of March 31, 2021.
(2)	As of March 31, 2021, there were no shares of common stock available for grant under any of our other equity incentive plans.

As of April 19, 2021 (Record Date)
Total number of shares of common stock outstanding	8,318,273

Per-share closing price of common stock as reported on Nasdaq Capital Market	$3.18

The Size of Our Share Reserve Increase Request Is Reasonable

As of the record date, the 500,000 new shares we are asking for under the Amended 2019 Plan represents approximately 6.01% of our common stock outstanding and approximately 2.48% of our common stock, calculated on a fully-diluted basis and including for the purposes of such calculation: (i) the vesting and exercise, in full, of all outstanding stock awards; (ii) the exercise, in full, of all outstanding warrants to purchase common stock (disregarding any exercise limitations contained therein); and (iii) the conversion, in full, of all outstanding shares of preferred stock into shares of common stock (disregarding any conversion limitations contained therein).

If our stockholders do not approve this Proposal 2, the Company strongly believes that it will be unable to successfully use equity as part of its compensation program, as most of its competitors in the industry do, putting the Company at a significant disadvantage and compromising its ability to enhance stockholder value. Therefore, we believe that approval of this request is in the best interest of our stockholders and our Company.

Our Amended 2019 Plan Combines Compensation and Governance Best Practices

The 2019 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, which we will continue in the Amended 2019 Plan, including:

•	No “evergreen” provision for additional shares. The Amended 2019 Plan does not contain an annual “evergreen” provision. Therefore, the share reserve will not increase automatically on an annual basis.

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No liberal share counting or recycling. The following shares will not become available again for issuance under the Amended 2019 Plan: (i) shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award; (ii) shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award; (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of a stock award and (iv) in the event a stock appreciation right is settled in shares, the gross number of shares subject to such award.

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Repricing is not allowed without stockholder approval. The Amended 2019 Plan expressly prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards under the Amended 2019 Plan without prior stockholder approval.

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No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2019 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

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Minimum vesting requirements. The Amended 2019 Plan provides that no award may vest until at least 12 months following the date of grant of such award, except that up to 5% of the total shares authorized for issuance under the Amended 2019 Plan may be subject to awards that do not meet such vesting requirements.

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Limit on non-employee director compensation. The aggregate value of all compensation granted or paid in any calendar year to any individual for service as a non-employee director, including stock awards granted under the Amended 2019 Plan or otherwise, and any cash fees paid by the Company to such non-employee director, will not exceed $600,000 in total value, or $1,000,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

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Awards subject to forfeiture/clawback. Awards granted under the Amended 2019 Plan are subject to recoupment in accordance with the terms of our clawback policy, and in addition, any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

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No liberal change in control definition. The change in control definition in the Amended 2019 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2019 Plan to be triggered.

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Restrictions on dividends. The Amended 2019 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

Description of the Amended 2019 Plan

The material features of the Amended 2019 Plan are outlined below. The following description of the Amended 2019 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2019 Plan. Stockholders are urged to read the actual text of the Amended 2019 Plan in its entirety, a copy of which is attached to this Proxy Statement as Appendix I.

Purpose

The Amended 2019 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and its affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

The Amended 2019 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares that may be issued under the Amended 2019 Plan, or the share reserve, will not exceed 2,450,540 shares, which is the sum of (i) 250,000 shares reserved as of the effective date of the 2019 Plan, plus (ii) an additional 600,000 shares that were approved at the Company’s Special Meeting of Stockholders in 2020, plus (iii) an additional 500,000 shares that were approved at the Company’s Annual Meeting of Stockholders in 2020, plus (iv) 500,000 newly requested shares, plus (v) the Prior Plans’ Returning Shares (as defined below), up to a maximum of 600,540 shares, as such shares become available from time to time. An additional 331,820 shares are reserved pursuant to the Amended 2019 Plan’s inducement award pool under the Amended 2019 Plan, which are available exclusively for the grant of inducement awards to employees who have not previously been our employee or non-employee director (or following a bona fide period of non-employment) as an inducement material to entering into employment with us, in compliance with Nasdaq Listing Rule 5635(c)(4). The shares available for inducement awards have not been approved by our stockholders.

The term “Prior Plans’ Returning Shares” refers to the following shares of our common stock subject to any stock award granted under the Bellicum Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended, or the 2014 Plan, the Bellicum Pharmaceuticals, Inc. 2011 Stock Option Plan, as amended, or the 2011 Plan, and the Bellicum Pharmaceuticals, Inc. 2006 Stock Option Plan, as amended, or the 2006 Plan, and together with the 2014 Plan and 2011 Plan, the Prior Plans, that were outstanding as of June 13, 2019, the date the 2019 Plan was approved by our stockholders: (i) any shares subject to such stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to such stock award that are not issued because such stock award is settled in cash; and (iii) any shares issued pursuant to such stock award that are forfeited back to or repurchased by us because of a failure to vest.

The following shares of our common stock, or collectively, the 2019 Plan Returning Shares, will also become available again for issuance under the Amended 2019 Plan’s share reserve: (i) any shares subject to a stock award granted under the Amended 2019 Plan that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award granted under the Amended 2019 Plan that are not issued because such stock award is settled in cash; and (iii) any shares issued pursuant to a stock award granted under the Amended 2019 Plan that are forfeited back to or repurchased by us because of a failure to vest.

The following shares of our common stock will not become available again for issuance under the Amended 2019 Plan’s share reserve: (i) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise, strike or purchase price of a stock award granted under the Amended 2019 Plan or any Prior Plan (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award); (ii) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award granted under the Amended 2019 Plan or any Prior Plan; (iii) any shares repurchased by us on the open market with the proceeds of the exercise, strike or purchase price of a stock award granted under the Amended 2019 Plan or any Prior Plan; and (iv) in the event that a stock appreciation right granted under the Amended 2019 Plan or any Prior Plan is settled in shares, the gross number of shares subject to such award.

The number of shares of our common stock available for issuance under the Amended 2019 Plan’s share reserve will be reduced by: (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our common stock on the date of grant, or an Appreciation Award, granted under the Amended 2019 Plan; and (ii) 1.25 shares for each share issued pursuant to a stock award that is not an Appreciation Award, or a Full Value Award, granted under the Amended 2019 Plan.

The number of shares of our common stock available for issuance under the Amended 2019 Plan’s share reserve will be increased by: (i) one share for each Prior Plans’ Returning Share or 2019 Plan Returning Share subject to an Appreciation Award; and (ii) 1.25 shares for each Prior Plans’ Returning Share or 2019 Plan Returning Share subject to a Full Value Award.

The shares of common stock underlying any outstanding inducement awards that are forfeited, canceled, held back upon exercise of an inducement award or settlement of an inducement award to cover the exercise price or tax withholding, reacquired or repurchased by the Company, satisfied without the issuance of common stock or otherwise terminated (other than by exercise) will be added back to the inducement shares available for grant under the Amended 2019 Plan, but will not be added back to the share reserve.

Eligibility

All of our (including our affiliates’) employees, consultants and non-employee directors are eligible to participate in the Amended 2019 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2019 Plan only to our (including our affiliates’) employees.

As of April 19, 2021, we (including our affiliates) had 10 employees, approximately 34 consultants and 6 non-employee directors.

Non-Employee Director Compensation Limit

Under the Amended 2019 Plan, the aggregate value of all compensation granted or paid in any calendar year to any individual for service as a non-employee director, including stock awards granted under the Amended 2019 Plan or otherwise, and any cash fees paid by the Company to such non-employee director, will not exceed $600,000 in total value, or $1,000,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

Administration

The Amended 2019 Plan will be administered by our Board, which may in turn delegate authority to administer the Amended 2019 Plan to a committee. Our Board has delegated concurrent authority to administer the Amended 2019 Plan to our Compensation Committee. Our Board and Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 2.

Subject to the terms of the Amended 2019 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended 2019 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2019 Plan.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the Amended 2019 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.

Minimum Vesting Requirements

Under the Amended 2019 Plan, no award may vest until at least 12 months following the date of grant of such award, except that up to 5% of the share reserve of the Amended 2019 Plan may be subject to awards that do not meet such vesting requirements.

Dividends and Dividend Equivalents

The Amended 2019 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award, as determined by the Plan Administrator and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

Stock Options

Stock options may be granted under the Amended 2019 Plan pursuant to stock option agreements. The Amended 2019 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Amended 2019 Plan may not be less than 100% of the fair market value of our common stock on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended 2019 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 2 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended 2019 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. The term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or, unless otherwise provided in a participant’s stock option agreement, if the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2019 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the Amended 2019 Plan may vest and become exercisable in cumulative increments, as determined by the Plan Administrator at the rate specified in the stock option agreement (subject to the limitations described in “Minimum Vesting Requirements” above). Shares covered by different stock options granted under the Amended 2019 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2019 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2019 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death. Notwithstanding the foregoing, no option may be transferred to any financial institution without prior stockholder approval.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of our common stock on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2019 Plan is 4,901,080 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended 2019 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of our common stock on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2019 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the Amended 2019 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any financial institution without prior stockholder approval. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Amended 2019 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Stock Awards

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

Performance goals under the Amended 2019 Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl)

bookings; (xli) employee retention; (xlii) initiation of studies by specific dates; (xliii) budget management; (xliv) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (xlv) regulatory milestones; (xlvi) progress of internal research or development programs; (xlvii) acquisition of new customers; (xlviii) customer retention and/or repeat order rate; (xlix) improvements in sample and test processing times; (l) progress of partnered programs; (li) partner satisfaction; (lii) timely completion of clinical trials; (liii) submission of 510(k)s or pre-market approvals and other regulatory achievements; (liv) milestones related to samples received and/or tests or panels run; (lv) expansion of sales in additional geographies or markets; (lvi) research progress, including the development of programs; (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (lviii) and any other measures of performance selected by the Plan Administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Plan Administrator (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time they are established, the Plan Administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body; and (13) to make other appropriate adjustments selected by the Plan Administrator.

In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the Amended 2019 Plan. Subject to the terms of the Amended 2019 Plan (including the limitations described in “Minimum Vesting Requirements” above), the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the Amended 2019 Plan will be subject to recoupment in accordance with any clawback policy adopted by the Board or Compensation Committee, and with any other clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2019 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction and Change in Control

In the event of a corporate transaction (as defined in the Amended 2019 Plan and described below) or a change in control (as defined in the Amended 2019 Plan and described below), the Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the transaction, unless otherwise provided in the instrument evidencing the stock award or in any other written agreement between us or one of our affiliates and the participant, or unless otherwise provided by the Plan Administrator at the time of grant of the stock award. For purposes of this Proposal 2, the term “transaction” will mean such corporate transaction or change in control.

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arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the stock award or to substitute a similar stock award for the stock award (including an award to acquire the same consideration paid to our stockholders pursuant to the transaction);

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arrange for the assignment of any reacquisition or repurchase rights held by us in respect of our common stock issued pursuant to the stock award to the surviving or acquiring corporation (or its parent company);

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accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the transaction as determined by the Plan Administrator (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective date of the transaction), with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the transaction; provided, however, that the Plan Administrator may require participants to complete and deliver to us a notice of exercise before the effective date of a transaction, which is contingent upon the effectiveness of the transaction;

•	arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the stock award;

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cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the Plan Administrator may consider appropriate; and

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cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for a payment, in such form as may be determined by the Plan Administrator equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable in connection with such exercise, provided that payments may be delayed to the same extent that payment of consideration to the holders of our common stock is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.

Outstanding awards under the Amended 2019 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the participant’s award agreement, in any other written agreement with us or one of our affiliates, but in the absence of such provision, no such acceleration will occur.

For purposes of the Amended 2019 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

For purposes of the Amended 2019 Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of our consolidated assets, other than a sale, lease, exclusive license or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; (iv) a complete dissolution or liquidation of the company; or (v) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date the Amended 2019 Plan was adopted by the Board, or the incumbent board, provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the incumbent board then still in office, such new member is considered a member of the incumbent board.

Plan Amendments and Termination

The Board (or a committee of one or more directors delegated by the Board) may amend or terminate the Amended 2019 Plan at any time. However, except as otherwise provided in the Amended 2019 Plan or an award agreement, no amendment or termination of the Amended 2019 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s written consent. We will obtain stockholder approval of any amendment to the Amended 2019 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the Amended 2019 Plan after the tenth anniversary of the date the 2019 Plan was adopted by the Board.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2019 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended 2019 Plan. The Amended 2019 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2019 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2019 Plan will be subject to the deduction limit under Section 162(m) and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

Awards Granted Under the 2019 Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2019 Plan as of April 19, 2021.

2019 Plan

Name and Position	Number of Shares
Richard A. Fair
President and Chief Executive Officer	411,699
Atabak Mokari
Former Chief Financial Officer	91,529
Shane M. Ward
Former Chief Legal and Strategy Officer	78,601
All current executive officers as a group	411,699
All current directors who are not executive officers as a group	169,251
Each nominee for election as a director
Jon P. Stonehouse	30,054
Stephen R. Davis	27,715
Each associate of any directors, executive officers or nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	1,104,388	(1)

(1)	Includes 68,310 options granted as inducement awards under the 2019 Plan.

New Plan Benefits under Amended 2019 Plan

The following table sets forth the benefits or amounts that will be received by or allocated to each of the individuals and groups indicated below under the Amended 2019 Plan, if such benefits or amounts are determinable.

New Plan Benefits under Amended 2019 Plan

Name and Position	Dollar Value	Number of Shares
Richard A. Fair(1)	(1)	(1)
President and Chief Executive Officer
Atabak Mokari	(1)	(1)
Former Chief Financial Officer
Shane M. Ward	(1)	(1)
Former Chief Legal and Strategy Officer
All current executive officers as a group	(1)	(1)
All current directors who are not executive officers as a group(2)	(2)	39,000 per calendar year
All employees, including all current officers who are not executive officers, as a group	(1)	(1)

(1)

Awards granted under the Amended 2019 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2019 Plan. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2019 Plan are not determinable.

(2)

Awards granted under the Amended 2019 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2019 Plan. However, pursuant to our current compensation policy for non-employee directors, each of our continuing non-employee directors is eligible to receive an annual grant of a stock option to purchase 6,500 shares of our common stock as of the date of each annual meeting. Such options will be granted under the Amended 2019 Plan on the date of our Annual Meeting if this Proposal 2 is approved by our stockholders. If this Proposal 2 is not approved by our stockholders, such options will be granted under the 2019 Plan on the date of our Annual Meeting. For additional information regarding our current compensation policy for non-employee directors, please refer to the section titled “Non-Employee Director Compensation” below. The actual value realized upon exercise of an option will depend on the excess, if any, of the stock price over the exercise prices on the date of exercise.

Vote Required

To be approved, this Proposal 2 must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the proposal. Abstentions will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this Proposal 2 has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young LLP has audited the Company’s financial statements since 2014. Representatives of Ernst & Young LLP are expected to attend the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the annual meeting will be required to ratify the selection of Ernst & Young LLP.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table represents aggregate fees billed to the Company by Ernst & Young LLP, for the fiscal years ended December 31, 2020 and 2019:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
Audit Fees(1)	$476,067	$721,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	3,821	1,992

Total Fees	$479,888	$723,492

(1)

Audit Fees consist of fees billed for professional services by Ernst & Young LLP for audit and quarterly review of our financial statements and review of our registration statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

All Other Fees consists of fees billed for the Company’s subscription to an Ernst & Young LLP online service used for accounting research purposes for the fiscal years ended December 31, 2020 and 2019.

All fees described above were pre-approved by the Audit Committee.

In connection with the audit of the 2019 financial statements, the Company entered into an engagement agreement with Ernst & Young LLP that sets forth the terms by which Ernst & Young LLP will perform audit services for the Company.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(“SAY-ON-PAY”)

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. The Company believes that its compensation policies and decisions are consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders of Bellicum Pharmaceuticals, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Summary Compensation Table and the related compensation tables and narrative disclosure in the Proxy Statement for the Annual Meeting of Stockholders to be held on June 15, 2021.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 4.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Richard A. Fair, 52, has served as our President and Chief Executive Officer and a member of our Board since January 2017. For additional information regarding Mr. Fair’s industry experience and education, see above under “Directors Continuing in Office Until the 2023 Annual Meeting.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock within 60 days of March 31, 2021 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its common stock.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 8,318,273 shares outstanding on March 31, 2021, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is care of: Bellicum Pharmaceuticals, Inc., 3730 Kirby Drive, Ste. 1200, Houston, Texas 77098.

	Beneficial Ownership
Beneficial Owner	Number of Shares (#)	Percent of Total (%)
Greater than 5% stockholders
Ikarian Capital, LLC(1) 100 Crescent Court, Suite 1620 Dallas, Texas 75201	500,000	6.01%
Armistice Capital, LLC(2) 510 Madison Avenue, 7th Floor New York, New York 10022	440,744	5.29%
Named Executive Officers and Directors
Richard A. Fair(3)	174,798	2.10%
Atabak Mokari(4)	32,612	*
Shane M. Ward(5)	30,745	*
James F. Brown, Chairman and Director(6)	8,852	*
James M. Daly, Director(7)	7,583	*
Stephen Davis, Director(8)	8,416	*
Reid M. Huber, Ph.D., Director(9)	8,852	*
Judith Klimovsky, Director(10)	7,781	*
Jon P. Stonehouse, Director(11)	9,852	*
All executive officers and directors as a group (7 persons)(12)	226,134	2.72%

*	Less than one percent.
(1)

Based solely upon a Schedule 13G filed with the SEC on December 24, 2020 jointly by Ikarian Capital, LLC, a Delaware limited liability company (“Ikarian Capital”), Ikarian Healthcare Master Fund, L.P, a Cayman Islands exempted limited partnership (the “Fund”), Ikarian Healthcare Fund GP, L.P., a Delaware limited partnership (“Ikarian GP”), Chart Westcott and Neil Shahrestani (collectively referred herein as the “Reporting Persons”). Ikarian Capital is the investment manager of, and may be deemed to indirectly beneficially own securities owned by, the Fund. Ikarian GP is the general partner of, and may be deemed to indirectly beneficially own securities owned by, the Fund. Ikarian Capital is also the general partner of, and may be deemed to indirectly beneficially own, securities beneficially owned by Ikarian GP. Ikarian Capital is a sub-advisor for certain separate managed accounts (collectively, the “Managed Accounts”) and may be deemed to indirectly beneficially own securities owned by the Managed Accounts. Ikarian Capital is ultimately owned and controlled by Chart Westcott Living Trust, of which Mr. Westcott serves as the sole trustee (the “Trust”), and indirectly by Mr. Shahrestani. Accordingly, each of Mr. Westcott, as sole trustee of the Trust, and Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by, Ikarian Capital. The Fund and the Managed Accounts are the record and direct beneficial owners of the securities covered by this statement. The Fund disclaims beneficial ownership of the shares held by the Managed Accounts.
(2)

Based solely upon a Schedule 13G filed with the SEC on February 16, 2021 jointly by Armistice Capital, LLC, and Steven Boyd. Armistice Capital Master Fund Ltd., a Cayman Islands exempted company that is an investment advisory client of Armistice Capital, LLC, has the right to receive dividends from, or the proceeds from the sale of, the reported securities.

(3)	Consists of (i) 13,012 shares of common stock and (ii) 161,786 shares of common stock subject to options exercisable by Mr. Fair within 60 days of March 31, 2021.
(4)	Consists of (i) 15,738 shares of common stock and (ii) 16,874 shares of common stock subject to options exercisable by Mr. Mokari within 60 days of March 31, 2021.
(5)	Consists of (i) 17,930 shares of common stock and (ii) 12,815 shares of common stock subject to options exercisable by Mr. Ward within 60 days of March 31, 2021.
(6)	Consists of 8,852 shares of common stock subject to options exercisable by Mr. Brown within 60 days of March 31, 2021.
(7)	Consists of 7,583 shares of common stock subject to options exercisable by Mr. Daly within 60 days of March 31, 2021.
(8)	Consists of 8,416 shares of common stock subject to options exercisable by Mr. Davis within 60 days of March 31, 2021.
(9)	Consists of 8,852 shares of common stock subject to options exercisable by Dr. Huber within 60 days of March 31, 2021.
(10)	Consists of 7,781 shares of common stock subject to options exercisable by Dr. Klimovsky within 60 days of March 31, 2021.
(11)	Consists of (i) 1,000 shares of common stock and (ii) 8,852 shares of common stock subject to options exercisable by Mr. Stonehouse within 60 days of March 31, 2021.
(12)	Consists of shares beneficially owned by our current executive officers and directors.

EXECUTIVE AND DIRECTOR COMPENSATION

Our named executive officers for the year ended December 31, 2020, which consist of our principal executive officer and our two other most highly compensated executive officers, both of whom were not serving as executive officers as of December 31, 2020, are:

•	Richard A. Fair, our President and Chief Executive Officer,

•	Atabak Mokari, our former Chief Financial Officer, and

•	Shane M. Ward, our former Chief Legal and Strategy Officer and Corporate Secretary.

We had no other executive officers as of December 31, 2020.

Summary Compensation Table

Name and Principal Position	Year	Salary($)(1)	Stock Awards($)(2)	Option Awards($)(3)	Non-Equity Incentive Plan Compensation($)(4)	All Other Compensation($)(5)	Total ($)
Richard A. Fair,	2020	625,910	—	1,786,412	249,190	21,433	2,682,945
President and Chief Executive Officer	2019	566,204	—	1,021,004	127,990	17,690	1,732,888
Atabak Mokari(6),	2020	408,373	163,764	542,889	—	536,708	1,651,734
Former Chief Financial Officer	2019	375,000	—	669,168	61,500	2,233	1,107,901
Shane M. Ward(7),	2020	407,752	164,114	412,193	—	552,275	1,536,334
Former Chief Legal and Strategy Officer and Corporate Secretary	2019	374,062	—	153,151	61,705	17,941	606,859

(1)

The amounts reflected in this column include a one-time paid time off accrual payout for Mr. Fair of $42,720, Mr. Mokari of $52,123 and Mr. Ward of $52,023, respectively, in connection with the Company’s transition to a flextime policy.

(2)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of stock awards granted during 2020 and 2019, as applicable, computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 7 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock awards or the sale of the common stock underlying such stock awards.

(3)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2020 and 2019, as applicable, computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 7 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. For each of Mr. Mokari and Mr. Ward, the amounts in the “option awards” column also include the incremental fair value, computed in accordance with ASC 718, of the modification to their stock options that, for purposes of ASC 718, occurred in November 2020 in connection with their separation. For more information, see “—Potential Payments Upon Termination or Change of Control” below.

(4)	Amounts represent annual performance-based bonuses earned for 2020 and 2019. For more information, see “-Annual Bonus Opportunity” below.

(5)

Amounts reflect the following for 2020: for Mr. Fair, $19,222 for health insurance costs, $1,245 in cell phone reimbursement costs and $966 for life insurance premiums; for Mr. Mokari, $1,120 in cell phone reimbursement, $1,916 for health insurance costs, $385 for life insurance premiums, a severance payment of $532,787 and a consulting fee of $500; for Mr. Ward, $17,724 for health insurance costs, $111 for cell phone reimbursement, $578 for life insurance premiums, severance of $531,762 and a consulting fee of $2,100. For more information, see “-Potential Payments Upon Termination or Change of Control” below.

(6)	Mr. Mokari’s employment was terminated by the Company on November 30, 2020. Mr. Mokari continues to provide consulting services to the Company in a non-executive officer capacity.
(7)	Mr. Ward’s employment was terminated by the Company on November 30, 2020. Mr. Ward continues to provide consulting services to the Company in a non-executive officer capacity.

Annual Base Salary

The compensation of our named executive officers is determined and approved by the Compensation Committee of our Board. The 2020 annual base salaries for Mr. Fair, Mr. Mokari and Mr. Ward, effective as of January 1, 2020, were as follows:

NAME	2020 BASE
Richard A. Fair	$584,582
Atabak Mokari	$390,000
Shane M. Ward	$389,250

Annual Bonus Opportunity

In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our Board or Compensation Committee establishes each year. At the end of the year, the Compensation Committee reviews our performance against each corporate goal and approves the extent to which we achieved each of our corporate goals.

The Compensation Committee generally will consider each named executive officer’s individual contributions towards reaching our annual corporate goals but does not typically establish specific individual goals for our named executive officers. There is no minimum bonus percentage or amount established for the named executive officers and, as a result, the bonus amounts vary from year to year based on corporate and individual performance. For 2020, the target bonus for Mr. Fair was 55% of his base salary, the target bonus for Mr. Mokari was 40% of his base salary and the target bonus for Mr. Ward was 40% of his base salary.

Our corporate goals for 2020, established by the Compensation Committee, included clinical development objectives relating to BPX-601, BPX-603, BCMA GoCAR-NK and Rimiducid, as well as the completion of the sale of our Houston manufacturing facility. No specific individual goals were established for any of our named executive officers for 2020.

In November 2020, the Compensation Committee approved a 77.5% overall actual achievement of these corporate goals, taking into account our restructuring plan announced in October 2020, pursuant to which, among other things, we (i) paused the BCMA GoCAR-NK program and discontinued discovery research and new product development in order to focus on the clinical development of BPX-601 and BPX-603, (ii) implemented a plan to reduce the number of our full-time employees from 68 to 14 by the end of 2020 and (iii) announced our intent to repay in full all outstanding indebtedness and terminate all commitments and obligations under our Loan and Security Agreement with Oxford Finance LLC. Accordingly, the Compensation Committee determined that Mr. Fair would receive a bonus payout of 77.5% of his target bonus amount, and as a result, received a cash bonus in the amount of $249,190. Because the departures of Mr. Mokari and Mr. Ward were contemplated as part of our restructuring plan, they were not awarded bonuses for 2020 performance, but did receive a pro-rated target bonus payment as part of their severance packages, the terms of which are described below under “-Potential Payments Upon Termination or Change of Control.”

Equity-Based Incentive Awards

On February 5, 2020, we filed a Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to, among other things, effect a reverse stock split of all issued and outstanding shares of our common stock at a ratio of 1-for-10. Share related amounts have been retroactively adjusted in this proxy statement to reflect this reverse stock-split for all periods presented.

Our equity-based incentive awards are designed to align our interests with those of our employees and consultants, including our named executive officers. Our Board or the Compensation Committee approves equity grants. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives as well as our other employees, generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize employees, including our executives with respect to achieving certain corporate goals or to reward such employees for exceptional performance.

Prior to the adoption of our 2019 Plan, we granted all equity awards pursuant to our 2014 Plan. Upon and following the adoption of the 2019 Plan, all equity awards are granted under the 2019 Plan. The terms of our 2014 Plan and 2019 Plan are described below under “-Equity Benefit Plans.” We have primarily granted equity awards in the form of stock options and restricted stock unit awards. All options are granted with a per share exercise price no less than the fair market value of a share of our common stock on the date of the grant of such award, as determined by our Board. Generally, our stock option and restricted stock units awards vest over a four-year period subject to the holder’s continuous service to us.

As part of the Company’s typical annual compensation review, each of our named executive officers was granted a stock option in February 2020. Mr. Fair received an option to purchase 125,699 shares of our common stock, Mr. Mokari received an option to purchase 53,999 shares of our common stock and Mr. Ward received an option to purchase 40,999 shares of our common stock. Each of the options was granted at a per share exercise price of $13.60, the fair market value on the date of the grant, and vests as follows: 25% of the shares vested on February 3, 2021 and the remaining vest in 36 equal monthly installments thereafter, subject to the named executive officer’s continued service with us.

In April 2020, the Compensation Committee determined that it was appropriate to grant equity awards to each of our employees, excluding Mr. Fair, in order to retain and further incentivize them. As such, Mr. Mokari was granted 21,792 restricted stock units and Mr. Ward was granted 21,864 restricted stock units. The restricted units shall vest in full on April 8, 2021, subject to the Mr. Mokari’s and Mr. Ward’s continued service with us.

In November 2020, we entered into consulting agreements with each of Mr. Mokari and Mr. Ward, in connection with the termination of their employment with the Company. These agreements, and the associated equity awards, are described in the section “– Potential Payments Upon Termination or Change in Control” below.

In December 2020, following the Company’s reduction-in-force announced October 29, 2020, the Compensation Committee granted Mr. Fair and each of our other remaining employees stock options. These grants were important for retention purposes and were intended to supplant the annual grant that would typically be awarded in the first quarter of 2021. Mr. Fair received an option to purchase 286,000 shares of our common stock. The option was granted at a per share exercise price of $2.97, equal to the fair market value on the date of the grant, and vests as follows: 50% of the shares vest on December 15, 2021 and the remaining vest in 12 equal monthly installments thereafter, subject to Mr. Fair’s continued service with us.

Agreements with our Named Executive Officers

Below are descriptions of our employment agreements with our named executive officers. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see “-Potential Payments Upon Termination or Change in Control” below.

Richard Fair. We entered into an employment agreement with Mr. Fair in January 2017 that governs the terms of his employment with us. Under the employment agreement, Mr. Fair was initially entitled to an annual base salary of $535,000, which was most recently increased to $602,147 effective as of February 2021. Pursuant to his employment agreement, Mr. Fair was also eligible to receive an annual target performance bonus of up to 50% of his base salary, which was subsequently increased to 55% of his base salary commencing with fiscal year 2018, as determined by the Compensation Committee. Pursuant to the employment agreement, in January 2017, we granted Mr. Fair an option to purchase 50,000 shares of the Company’s common stock, with an exercise price equal to $118.70, which vested over a four-year period. In addition, Mr. Fair was entitled to a one-time cash signing bonus of $300,000. The employment agreement also provides that Mr. Fair is eligible to receive certain severance benefits, the terms of which are described below under “-Potential Payments Upon Termination or Change of Control.”

Atabak Mokari We entered into an employment agreement with Mr. Mokari in November 2018 that governed the terms of his employment with us until his separation from the Company in November 2020. In connection with his termination, we entered into a consulting agreement with Mr. Mokari, the terms of which are described below under “-Potential Payments Upon Termination or Change of Control.”

Shane M. Ward. We entered into an employment agreement with Mr. Ward in May 2018 that governed the terms of his employment with us until his separation from the Company in November 2020. In connection with his termination, we entered into a consulting agreement with Mr. Ward, the terms of which are described below under “-Potential Payments Upon Termination or Change of Control.”

Potential Payments Upon Termination or Change of Control

Regardless of the manner in which a named executive officer’s service terminates, the named executive officer is (or with respect to Messrs. Mokari and Ward, was) entitled to receive amounts earned during his term of service. Each of our named executive officers holds equity awards under our equity incentive plans that were granted subject to the general terms of our equity incentive plans and form of award agreements. A description of the termination and change of control provisions in such equity incentive plans and awards granted thereunder is provided below under “-Equity Benefit Plans” and the specific vesting terms of each named executive officer’s awards are described below under “-Outstanding Equity Awards at Fiscal Year-End.”

Mr. Fair. Under the terms of Mr. Fair’s employment agreement, Mr. Fair’s employment is “at will” and may be terminated at any time. Under his employment agreement, upon a termination without “cause” or resignation for “good reason” (each as defined below), Mr. Fair is eligible to receive payments equal to his base salary for 12 months, COBRA premium payments for 12 months and a pro-rated target annual performance bonus. If such termination without cause or resignation for good reason occurs immediately prior to, on or within the 12 months following a change of control (as defined in the 2014 Plan), instead of the benefits described above, Mr. Fair will be eligible to receive (1) continued base salary payments and COBRA premium payments for 12 months, (2) a lump sum payment equal to his full target bonus for the year of termination, and (3) full vesting acceleration of all outstanding equity awards that are subject to time-based vesting. All severance benefits under the employment agreement are contingent upon Mr. Fair executing an effective release and waiver of claims against us as well as complying with certain other post-termination obligations to us.

For purposes of Mr. Fair’s employment agreement, “cause” generally means the occurrence of any of the following events, conditions or actions with respect to the executive: (1) willful misconduct that is demonstrably and materially injurious to our reputation, financial condition, or business relationships; (2) failure to attempt in good faith to follow the legal written direction of our Board; (3) failure to attempt in good faith to perform his duties (other than any such failure resulting from incapacity due to physical or mental illness) after receiving a written demand for substantial performance from our Board; (4) conviction of, indictment for, or a plea of guilty or nolo contendere to, a felony or any crime involving dishonesty, fraud or moral turpitude; (5) dishonesty with regard to us or in the performance of his duties under the employment agreement, which in either case has a material adverse effect on us; (6) material breach of his agreement unless corrected within ten days of written notification of such breach from us; or (7) failure to comply in any material respect with our policies and/or procedures, unless corrected within 10 days of written notification to the executive of such breach. “Good reason” under the employment agreement generally means the following events, conditions or actions taken by us with respect to the executive without the executive’s written consent: (1) a material reduction in base salary; (2) a material reduction in the executive’s authority, duties or responsibilities; (3) a relocation of the executive’s principal place of employment to a place that increases the executive’s one-way commute by more than 50 miles; or (4) our material breach of any material provision of the employment agreement.

Messrs. Mokari and Ward. In November 2020, Mr. Mokari’s and Mr. Ward’s employment with the Company was terminated without cause and in connection with a reduction in the Company’s headcount. As a result, each of Messrs. Mokari and Ward received severance in the form of the officer’s base salary for 12 months, continued COBRA premium payments for 12 months, and the officer’s target performance bonus for 2020 (pro-rated for the period of time they were employed during the year). All severance benefits were contingent upon the officer executing an effective release and waiver of claims against us as well as complying with certain other post-termination obligations to us.

In addition, the Company entered into consulting agreements, effective November 30, 2020, with each of Messrs. Mokari and Ward, pursuant to which they would continue to provide services to the Company. The consulting agreements have an initial term of one year, unless terminated earlier pursuant to their terms. Each consulting agreement provides for hourly consulting fees and equity compensation in the form of restricted stock units, or RSUs, to be issued 15,738 shares of common stock. The RSUs will vest and settle in full on November 30, 2021. In addition, pursuant to the consulting agreements, the vesting of all options held by Messrs. Mokari and Ward shall be accelerated such that the number of shares subject to such options that would have vested as of June 30, 2022, if Messrs. Mokari or Ward were then providing services to the Company, shall become vested as of June 30, 2021. Further, the post-termination exercise period of each such option was extended to the earlier to occur of June 30, 2022 and the expiration date of such option. In exchange, Messrs. Mokari and Ward agreed to cancel all of their outstanding options with an exercise price per share greater than $13.60.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity awards granted to our named executive officers that remain outstanding as of December 31, 2020.

		Option Awards(1)					Stock Awards(1)(3)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Richard A. Fair	1/30/2017	48,959		1041	118.70	1/29/2027
	1/2/2018	16,409		6,091	92.30	1/1/2028
	7/2/2018	16,409	(5)	6,091	77.20	7/1/2028
	2/1/2019	14,375		15,625	33.50	1/31/2029
	6/11/2019	14,375		15,625	18.70	6/10/2029
	2/3/2020	—		125,699	13.60	2/2/30
	12/15/2020	—		286,000	2.97	12/14/30
Atabak Mokari(6)	2/3/2020			53,999	13.60	6/30/22
	4/8/2020						21,792	76,926
	11/30/20						15,738	55,555
Shane M. Ward(7)	5/29/18	—					500	1,765
	2/3/2020			40,999	13.60	6/30/22
	4/8/2020	—		—	—	—	21,864	77,180
	11/30/2020	—					15,738	55,555

(1)

Equity awards granted after June 13, 2019 were granted under the 2019 Plan, and all other equity awards were granted under the 2014 Plan. The terms of such plans and award agreements are described below under “-Equity Benefit Plans.”

(2)

All of the option awards were granted with a per share price not less than the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board. Unless otherwise noted, all stock awards granted provide for the following “standard” vesting schedule: 25% of the shares subject to the option vest on the 12-month anniversary of the grant date and 1/36th of the remaining shares subject to the option vest in equal monthly installments over the next three years thereafter subject to the officer’s continued service to us.

(3)

Unless otherwise noted, all restricted stock awards granted provide for the following “standard” vesting schedule: 25% of the shares subject to the restricted stock award vest on the 12-month anniversary of the grant date, 25% of the shares subject to the restricted stock award vest on the 24-month anniversary of the grant date and 1/4th of the remaining shares subject to the restricted stock award vest in equal semi-annual installments over the next two years thereafter subject to the officer’s continued service to us. Unless otherwise noted, all restricted stock units granted provide for the following “standard” schedule: 100% of the shares subject to the restricted stock unit vest on the 12-month anniversary of the grant date, subject to the officer’s continued service to us.

(4)	The market value is calculated based on the closing price of our common stock on December 31, 2020, or $3.53.
(5)

On July 2, 2018, Mr. Fair received an option to purchase 22,500 shares of our common stock. The option vests as follows: 25% of the shares subject to the option vest and become exercisable on January 2, 2019, and the remaining shares subject to the option vest and become exercisable in 36 equal monthly installments thereafter, subject to his continued service with us.

(6)

As a result of Mr. Mokari’s separation with us in November 2020, he will receive acceleration of specified options on June 30, 2021 and may exercise the vested portion of his options until the earlier of June 30, 2022 or the original expiration date of the option. Mr. Mokari forfeited all unvested awards in connection with his separation in November 2020 and, pursuant to his consulting agreement, agreed to cancel all outstanding options with an exercise price greater than $13.60 per share.
(7)

As a result of Mr. Ward’s separation with us in November 2020, he will receive acceleration of specified options on June 30, 2021 and may exercise the vested portion of his options until the earlier of June 30, 2022 or the original expiration date of the option. Mr. Ward forfeited all unvested awards in connection with his separation in November 2020 and, pursuant to his consulting agreement, agreed to cancel all outstanding options with an exercise price greater than $13.60 per share.

Perquisites Health, Welfare and Retirement Benefits

Our employee named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, accidental death and dismemberment insurance for all of our employees, including our employee named executive officers. In addition, we provide a 401(k) plan to our employees, including our employee named executive officers, as discussed in the section below entitled “-401(k) Plan.”

401(k) Plan

We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code. The plan provides that each participant may contribute 100% of his or her eligible compensation up to the statutory limit, which was $19,500 for calendar year 2020. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2020 was up to an additional $6,500 above the statutory limit. We may also elect to provide for discretionary profit-sharing contributions, but we did not provide any such contributions in 2020. The 401(k) plan currently does not offer the ability to invest in our securities.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Clawback Policy

We have adopted a clawback policy applicable to our executive officers that became effective as of June 13, 2019. Under our clawback policy, if we are required to prepare an accounting restatement for any fiscal quarter or year due to material noncompliance with a financial reporting requirement, and our Compensation Committee determines that an officer’s misconduct contributed to such material noncompliance, our Compensation Committee may seek to recover, within the twelve month period following the date on which we were required to prepare the accounting restatement, certain incentive compensation (or gains from the sale of shares acquired pursuant to an equity award) from such officer. Incentive compensation for purposes of this policy means an officer’s stock option, restricted stock unit or other equity-based compensation that was granted, earned or vested based in whole or in part on the attainment of a financial reporting measure. Our Compensation Committee intends to revisit our clawback policy after the SEC adopts final rules implementing the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2020.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,554,568	(1)	$27.36	(2)	404,613	(3)
Equity compensation plans not approved by security holders	86,261	(4)	$27.36	(2)	11,690

Total	1,640,829				416,303

(1)	Includes 129,361 shares of common stock issuable upon the vesting of outstanding restricted stock units.
(2)	The weighted-average exercise price does not take into account shares issuable upon vesting of outstanding restricted stock units, which have no exercise price.
(3)	Includes 18,488 shares of common stock available for future issuance under the 2014 Employee Stock Purchase Program.
(4)	Includes 500 shares of common stock issuable upon the vesting of outstanding restricted stock units. Reflects awards granted as inducement awards under the 2019 Plan and 2014 Plan.

Equity Benefit Plans

2019 Equity Incentive Plan

Our Board originally adopted the 2019 Plan in April 2019 and our stockholders approved the 2019 Plan in June 2019, which became effective on June 13, 2019. The 2019 Plan is a successor to and continuation of our 2014 Plan. No further grants will be made under the 2014 Plan. The following is a summary description of the 2019 Plan.

The 2019 Plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards. All of our (including our affiliates’) employees, consultants and non-employee directors are eligible to participate in the 2019 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2019 Plan only to our (including our affiliates’) employees.

Our Board or a duly authorized committee thereof, has the authority to administer the 2019 Plan and is referred to herein as the Plan Administrator. Our Board may also delegate certain limited authority to one or more of our officers.

Stock options are generally granted with an exercise price equal to the fair market value of our common stock on the date of grant, vest at the rate specified by the Plan Administrator and may have a term up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provided otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Restricted stock unit awards are granted pursuant to terms approved by the Plan Administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested may be forfeited or repurchased by us upon the participant’s cessation of continuous service for any reason.

In the event of a corporate transaction (as defined in the 2019 Plan and described below) or a change in control (as defined in the 2019 Plan and described below), the Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the transaction, unless otherwise provided in the instrument evidencing the stock award or in any other written agreement between us or one of our affiliates and the participant, or unless otherwise provided by the Plan Administrator at the time of grant of the stock award:

•

arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the stock award or to substitute a similar stock award for the stock award (including an award to acquire the same consideration paid to our stockholders pursuant to the transaction);

•

arrange for the assignment of any reacquisition or repurchase rights held by us in respect of our common stock issued pursuant to the stock award to the surviving or acquiring corporation (or its parent company);

•

accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the transaction as determined by the Plan Administrator (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective date of the transaction), with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the transaction; provided, however, that the Plan Administrator may require participants to complete and deliver to us a notice of exercise before the effective date of a transaction, which is contingent upon the effectiveness of the transaction;

•	arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the stock award;

•

cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the Plan Administrator may consider appropriate; and

•

cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for a payment, in such form as may be determined by the Plan Administrator equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable in connection with such exercise, provided that payments may be delayed to the same extent that payment of consideration to the holders of our common stock is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.

Outstanding awards under the 2019 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the participant’s award agreement, in any other written agreement with us or one of our affiliates, but in the absence of such provision, no such acceleration will occur.

2014 Equity Incentive Plan

Our Board originally adopted the 2014 Plan in December 2014 and our stockholders approved the 2014 Plan in December 2014, which became effective on December 17, 2014 in connection with our initial public offering. As of the effective date of the 2019 Plan, no additional awards may be granted under the 2014 Plan, and all awards granted under the 2014 Plan that are repurchased, forfeited, expire or are cancelled will become available for grant under the 2019 Plan in accordance with its terms.

The 2014 Plan provided for the grant of ISOs, NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which could be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the 2014 Plan provided for the grant of performance cash awards. ISOs could be granted only to employees. All other awards could be granted to employees, including officers, and to non-employee directors and consultants.

Our Board or a duly authorized committee thereof, has the authority to administer the 2014 Plan and is referred to herein as the plan administrator. Our Board may also delegate certain limited authority to one or more of our officers.

Stock options were generally granted with an exercise price equal to the fair market value of our common stock on the date of grant, vest at the rate specified by the plan administrator and may have a term up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provided otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Restricted stock awards and restricted stock unit awards were granted pursuant to terms approved by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock awards and restricted stock unit awards that have not vested may be forfeited or repurchased by us upon the participant’s cessation of continuous service for any reason.

In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•	arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

•	accelerate the vesting of the stock award and provide for its termination at or prior to the effective time of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase right held by us;

•	cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board may deem appropriate; or

•

make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. For example, certain of our employees, including our named executive officers, may receive an award agreement that provides for vesting acceleration upon the individual’s termination without cause or resignation for good reason (including a material reduction in the individual’s base salary, duties, responsibilities or authority, or a material relocation of the individual’s principal place of employment with us) in connection with a change of control.

2014 Employee Stock Purchase Plan

Additional long-term equity incentives are provided through the 2014 Employee Stock Purchase Plan, or the ESPP, which became effective on December 17, 2014 in connection with our initial public offering. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Our Board has delegated its authority to administer the ESPP to the Compensation Committee. Under the ESPP and subject to certain limitations, all of our regular employees (including our employee named executive officers) may participate and may contribute, normally through payroll deductions, up to 15% of their earnings for the purchase of our common stock. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our common stock will be purchased for employees participating in the offering. Unless otherwise determined by the Compensation Committee, shares are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of our common stock on the first date of an offering or (b) 85% of the fair market value of our common stock on the date of purchase.

In the event of certain significant corporate transactions, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days prior to such corporate transaction, and such purchase rights will terminate immediately.

Non-Employee Director Compensation

The following table shows for the fiscal year ended December 31, 2020 certain information with respect to the compensation of all of our non-employee directors:

Name(1)	Fees Earned or Paid in Cash	Option Awards(2)(3)	All Other Compensation	Total
James F. Brown	$91,000	$54,730	$—	$145,730
James Daly	$43,500	$54,730	$—	$98,230
Stephen Davis	$60,000	$54,730	$—	$114,730
Reid M. Huber, Ph.D.	$62,500	$54,730	$—	$117,230
Judith Klimovsky, M.D.	$45,000	$54,730	$—	$99,730
Jon P. Stonehouse	$67,500	$54,730	$—	$122,230

(1)	Mr. Fair did not earn compensation during 2020 for his services on the Board. Mr. Fair’s compensation is reflected in the “-Summary Compensation Table” above.
(2)

Amounts listed represent the aggregate grant date fair value of option awards granted during 2020 computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 7 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 31, 2021. These amounts do not reflect the actual economic value that will be realized by the non-employee director upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. As of December 31, 2020, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: Mr. Brown: 15,352; Mr. Daly: 14,083; Mr. Davis: 14,916; Dr. Huber: 15,352; Dr. Klimovsky: 15,250; and Mr. Stonehouse: 15,352. None of our non-employee directors held unvested stock awards other than options as of December 31, 2020.
(3)	Reflects an annual option grant to purchase 6,500 shares of our common stock in 2020 granted to each of our directors pursuant to our non-employee director compensation policy.

Our Board adopted a non-employee director compensation policy in December 2014 that became effective in connection with our initial public offering and that is applicable to all of our directors who are not serving as our employees or consultants (other than solely as a result of serving on our Board), or our eligible directors.

This compensation policy, as in effect in 2020, provided that each director not also serving as an employee of the Company will receive the following compensation for service on our Board as set forth below:

•	an annual cash retainer of $40,000;

•	an additional annual cash retainer of $30,000 for service as chairman of the Board;

•	an additional annual cash retainer of $15,000 for service as our lead independent director;

•

an additional annual cash retainer of $7,500, $5,000, $5,000, $5,000, and $3,500 for service as a member of the Audit Committee, Compensation Committee, Science Committee, Finance Committee, and the Nominating and Governance Committee, respectively;

•

an additional annual cash retainer of $7,500, $5,000, $5,000, $5,000 and $4,000 for service as chairman of the Audit Committee, Compensation Committee, Science Committee, Finance Committee, and the Nominating and Governance Committee, respectively;

•	an additional per-meeting attendance fee of $1,000, not to exceed $7,000 annually, to non-employee members of the Science Committee for each meeting held in excess of five meetings per year;

•

an initial option grant to purchase 13,000 shares of our common stock on the date of each new non-employee director’s appointment to our Board, one-third of which shares vest on the one-year anniversary of the grant and the remaining shares vesting monthly over a two year period thereafter; and

•	an annual option grant to purchase 6,500 shares of our common stock on the date of each of our annual stockholder meetings, vesting in full on the one-year anniversary of the date of grant.

Each of the initial and annual option grants described above will vest as described above, and become exercisable, subject to the director’s continuous service with us, provided that each option will vest in full upon a change in control (as defined under our 2019 Plan). The term of each option will be 10 years, subject to earlier termination as provided in the 2019 Plan, except that the post-termination exercise period will be for 12 months from the date of termination, if such termination is other than for cause or due to death or disability. The options will be granted under our 2019 Plan, the terms of which are described in more detail above under “-Equity Benefit Plans-2019 Equity Incentive Plan.”

In an effort to conserve cash, effective as of January 1, 2021 the non-employee director compensation policy was amended. As amended, each director not also serving as an employee of the Company (each, an “Eligible Director”) remains eligible to receive the compensation for service on our Board as set forth above, provided, that, in lieu of the cash compensation described above (other than the per-meeting attendance fee for Science Committee), each Eligible Director shall receive a restricted stock unit award (each a “Retainer Grant”). The

Retainer Grant shall be automatically granted to each Eligible Director on January 1 of each year (or if such date is not a market trading day, the first market trading day thereafter) or, if later, on the date of the Eligible Director’s initial election to the Board (or if such date is not a market trading day, the first market trading day thereafter), and will cover a number of shares of Company common stock equal to (1) the aggregate amount of annual cash compensation otherwise payable to such Eligible Director for the upcoming calendar year divided by (2) VWAP (as defined below) over a 30 calendar day period ending on the last trading day before the date of grant, rounded down to the nearest whole share. The Retainer Grant will vest in full upon the one year anniversary of the date of grant, subject to the Eligible Director’s Continuous Service (as defined in the 2019 Plan) through each such vesting date and will vest in full upon a Change in Control (as defined in the 2019 Plan). “VWAP” means, for any trading day, the per share volume-weighted average price of the Company’s common stock on Nasdaq, in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session of Nasdaq on such trading day (or if such volume-weighted average price is unavailable, the market value of one share of our common stock on such trading day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by us). The VWAP for any given trading day will be determined without regard to pre-market hours or after-hours trading or any other trading outside of the regular trading session trading hours.

We have not historically paid cash or equity compensation to directors who are also our employees for their service on our Board. We have reimbursed and will continue to reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board and committees of our Board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related-Person Transactions Policy and Procedures

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where review by the Audit Committee would be inappropriate, to another independent body of our Board) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, the Audit Committee or another independent body of our Board takes into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;

•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the terms of the transaction;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Certain Related-Persons Transactions

The following includes a summary of transactions since January 1, 2019 to which we have been a party, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years.

On August 19, 2019, we entered into a Securities Purchase Agreement (the “Private Placement Agreement”) with certain purchasers, including Baker Brothers Life Sciences, L.P. and its affiliated fund 667, L.P. (collectively, “Baker Bros.”), pursuant to which the Company has agreed to issue in a private placement (i) 350,000 shares of its Series 2 Redeemable Convertible Non-Voting Preferred Stock (the “Series 2 Preferred Stock”), at a purchase price of $100.00 per share, and related warrants (the “Private Warrants”) to purchase up to 2,800,000 shares of Common Stock at an exercise price of $10.00 per share, and (ii) 250,000 shares of its Series 3 Redeemable Convertible Non-Voting Preferred Stock (the “Series 3 Preferred Stock” and, together with the Series 1 Preferred Stock and Series 2 Preferred Stock, the “Preferred Stock”), at a purchase price of $140.00 per share, and related warrants (also, “Private Warrants”) to purchase up to 875,000 shares of Common Stock at an exercise price of $14.00 per share. We received net option fee proceeds of approximately $11.2 million in connection with the Private Placement Agreement. The purchase and sale of the securities issuable under the private placement agreement may occur in two or more separate closings, each to be conducted at the Purchasers’ discretion within five days’ notice to the Company. The right of the Purchasers to purchase such securities expires two and a half years after the date our stockholders approved the related increase to our authorized shares of common stock, January 15, 2020, with respect to the Series 2 Preferred Stock, and three years after such stockholder approval, with respect to the Series 3 Preferred Stock, if not exercised prior to that date. At the time the Private Placement Agreement was executed, Baker Bros. was holder of more than 5% of our outstanding shares of common stock.

Effective April 22, 2019, William Grossman, M.D., Ph.D., resigned from his position as our Chief Medical Officer. Immediately following Dr. Grossman’s resignation, we entered into a consulting agreement with him, under which he may provide services up to 10 hours per week at an hourly rate of $350, for a term of up to 4 months measured from April 22, 2019.

Effective January 17, 2020, Rosemary Y. Williams’s employment as our Vice President of Finance and Controller was terminated. In exchange for a full general release of claims and continued compliance with her employment agreement, Ms. Williams received: (i) salary continuation for six months following January 17, 2020, (ii) a lump sum cash payment equal to Ms. Williams’s pro-rated target bonus for 2020, and (iii) COBRA payments for up to six months.

We currently have written employment agreements with our executive officers. For information about our employment agreements with our named executive officers, refer to “Executive and Director Compensation-Agreements with our Named Executive Officers.”

We currently have consulting agreements with the Company’s former Chief Financial Officer and former Chief Legal and Strategy Officer. For information, refer to “Executive and Director Compensation- Potential Payments Upon Termination or Change in Control.”

Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Bellicum stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Bellicum. Direct your written request to Bellicum Pharmaceuticals, Inc., Attn: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, Texas 77098 or contact Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons acting as proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ Richard A. Fair
Richard A. Fair, President and Chief Executive Officer

April 29, 2021

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2020 is available without charge upon written request to: Bellicum Pharmaceuticals, Inc., Attention: Corporate Secretary, 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.

Appendix I

BELLICUM PHARMACEUTICALS, INC.

2019 EQUITY INCENTIVE PLAN

ADOPTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS: APRIL 22, 2019

APPROVED BY THE STOCKHOLDERS: JUNE 13, 2019

AMENDED AND APPROVED BY THE BOARD OF DIRECTORS: JULY 9, 2019

AMENDED BY THE BOARD OF DIRECTORS: DECEMBER 2, 2019

APPROVED BY THE STOCKHOLDERS: JANUARY 15, 2020

AMENDED BY THE BOARD OF DIRECTORS: APRIL 16, 2020

AMENDED BY THE BOARD OF DIRECTORS: APRIL 22, 2020

APPROVED BY THE STOCKHOLDERS: JUNE 15, 2020

AMENDED BY THE BOARD OF DIRECTORS: JULY 23, 2020

AMENDED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS: NOVEMBER 10, 2020

AMENDED BY THE BOARD OF DIRECTORS: APRIL 15, 2021

[APPROVED BY THE STOCKHOLDERS: JUNE 15, 2021]

1. GENERAL.

(a) Successor to and Continuation of 2014 Plan.

(i) The Plan is intended as the successor to and continuation of the Bellicum Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended (the “2014 Plan”). From and after 12:01 a.m. Pacific time on the Effective Date, no additional stock awards will be granted under the 2014 Plan. All Stock Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the 2014 Plan or under the Bellicum Pharmaceuticals, Inc. 2011 Stock Option Plan, as amended, and the Bellicum Pharmaceuticals, Inc. 2006 Stock Option Plan, as amended (together with the 2014 Plan and the 2011 Plan, the “Prior Plans”), will remain subject to the terms of the Prior Plans.

(ii) Any shares that would otherwise remain available for future grants under the 2014 Plan as of 12:01 a.m. Pacific Time on the Effective Date (the “2014 Plan’s Available Reserve”) will cease to be available under the 2014 Plan at such time and will not be available under this Plan.

(iii) From and after 12:01 a.m. Pacific time on the Effective Date, any shares subject, at such time, to outstanding stock awards granted under any of the Prior Plans (each, a “Prior Plan Award”) that (i) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) are not issued because such stock award or any portion thereof is settled in cash; and (iii) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares (such shares the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (pursuant to the provisions described in Section 3(a) below) as and when such shares become Prior Plans’ Returning Shares, up to the maximum number set forth in Section 3(a) below.

(b) Eligible Stock Award Recipients. Subject to Section 4, Employees, Directors and Consultants are eligible to receive Stock Awards.

(c) Available Stock Awards. The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.

(d) Purpose. The Plan, through the grant of Stock Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Stock Awards; (B) when and how each Stock Award will be granted; (C) what type of Stock Award will be granted; (D) the provisions of each Stock Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Stock Award; (E) the number of shares of Common Stock subject to, or the cash value of, a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Stock Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which a Stock Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Stock Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Stock Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Stock Awards available for issuance under the Plan. Except as otherwise provided in the Plan or a Stock Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Stock Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii) To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Stock Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent (A) to maintain the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Stock Award solely because it impairs the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Stock Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Stock Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Stock Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise price or strike price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.

(g) Minimum Vesting Requirements. No Stock Award may vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the Stock Award; provided, however, that shares of Common Stock up to 5% of the Share Reserve (as defined in Section 3(a)) may be issued pursuant to Stock Awards that do not meet such vesting (and, if applicable, exercisability) requirements.

(h) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will consist of (i) 250,000 shares, plus (ii) an additional 600,000 shares that were approved at the Company’s Special Meeting of Stockholders in 2020, plus (iii) an additional 500,000 shares that were approved at the Company’s Annual Meeting of Stockholders in 2020, plus (iv) an additional 500,000 shares that were approved at the Company’s Annual Meeting of Stockholders in 2021, plus (v) the number of shares that are the Prior Plans’ Returning Shares, as such shares become available from time to time pursuant to the provisions of this Section 3, up to a maximum of 600,540 shares (such total number of potential shares in (i), (ii), (iii), (iv), and (v), the “Share Reserve”). Upon the Effective Date, (1) the number of shares subject to the 2014 Plan’s Available Reserve shall cease to be available for grant, whether under the 2014 Plan or this Plan and (2) any shares remaining available for grant under the 2014 Plan Inducement Share Pool (as defined in the 2014 Plan) shall cease to be available for grant.

(ii) Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one (1) share for each share of Common Stock issued pursuant to an Appreciation Award granted under the Plan; and (B) 1.25 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan.

(iii) Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be increased by: (A) one (1) share for each Prior Plans’ Returning Share or 2019 Plan Returning Share (as defined in Section 3(b)(i)) subject to an Appreciation Award; and (B) 1.25 shares for each Prior Plans’ Returning Share or 2019 Plan Returning Share subject to a Full Value Award.

(iv) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve.

(i) Shares Available for Subsequent Issuance. The following shares of Common Stock (collectively, the “2019 Plan Returning Shares”) will become available again for issuance under the Plan: (A) any shares subject to a Stock Award that are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued; (B) any shares subject to a Stock Award that are not issued because such Stock Award or any portion thereof is settled in cash; and (C) any shares issued pursuant to a Stock Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.

(ii) Shares Not Available for Subsequent Issuance. The following shares of Common Stock will not become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of a Stock Award or a Prior Plan Award (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a Stock Award or a Prior Plan Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of a Stock Award or a Prior Plan Award; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under any of the Prior Plans is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.

(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 4,901,080 shares of Common Stock.

(d) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(e) Limitation on Grants to Non-Employee Directors. The aggregate value of all compensation granted or paid (as applicable) in any calendar year to any individual for service as a Non-Employee Director, including Stock Awards granted under the Plan or otherwise and any cash fees paid by the Company to such Non-Employee Director, will not exceed $600,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $1,000,000.

(f) Inducement Share Pool and Inducement Award Rules. This Section 3(f) will apply with respect to an additional 331,820 shares of Common Stock reserved under this Plan by action of the Board (or a committee thereof) to be used exclusively for the grant of Inducement Awards in compliance with NASDAQ Listing Rule 5635(c)(4) (the “Inducement Shares”). The Inducement Shares that may be awarded under this Section 3(f) shall be in addition to and shall not reduce the Share Reserve.

In addition, the following rules and restrictions shall apply to any Inducement Award granted pursuant to the Plan:

(i) Eligible Inducement Award Recipients. An Inducement Award may be granted only to an Employee who has not previously been an Employee or a Non-Employee Director of the Company or an

Affiliate, or following a bona fide period of non-employment, as an inducement material to the individual’s entering into employment with the Company within the meaning of Rule 5635(c)(4) of the NASDAQ Listing Rules.

(ii) No Incentive Stock Options. No Inducement Award may be designated as an Incentive Stock Option.

(iii) Approval of Inducement Awards. All Inducement Awards must be granted by a Committee consisting of the majority of the Company’s independent directors or the Company’s independent compensation committee, in each case in accordance with NASDAQ Listing Rule 5635(c)(4).

(iv) Limitation on Share Recycling. The shares of Common Stock underlying any Inducement Awards that are forfeited, canceled, held back upon exercise of an Inducement Award or settlement of an Inducement Award to cover the exercise price or tax withholding, reacquired or repurchased by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the Inducement Shares available for grant under this Section 3(f), but shall not be added back to the Share Reserve.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Stock Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Stock Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Stock Award if such Stock Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Stock Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and

SARs will apply. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. Subject to the foregoing paragraph, the Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to Section 2(g) and any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Stock Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Stock Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement in another agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or an Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Subject to Section 2(g), shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Subject to Section 2(g), at the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Stock Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. Subject to Section 2(g), the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Board Discretion. The Board retains the discretion to reduce or eliminate and to make other appropriate adjustments selected by the Board the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan (including, but not limited to, Section 2(g)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8. MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement or related grant documents as a result of a clerical error in the papering of the Stock Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Stock Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in a Stock Award Agreement, the Plan and Stock Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Stock Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Stock Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent a Stock Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Stock Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding a Stock Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l) Clawback/Recovery. All Stock Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company (i) is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law or (ii) otherwise adopts, to the extent applicable and permissible under applicable laws. In addition, the Board may impose such other clawback, recovery or recoupment provisions in a Stock Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be issued as Inducement Shares pursuant to Section 3(f) and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service.

(c) Transactions. The following provisions shall apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the

Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the Adoption Date, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11. EFFECTIVE DATE OF THE PLAN.

The Plan will become effective on the Effective Date.

12. CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means April 22, 2019, which is the date the Plan was adopted by the Compensation Committee of the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Appreciation Award” means (i) a stock option or stock appreciation right granted under any of the Prior Plans or (ii) an Option or Stock Appreciation Right, in each case with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or stock appreciation right, or Option or Stock Appreciation Right, as applicable, on the date of grant.

(d) “Board” means the Board of Directors of the Company.

(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition;

(iv) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or

(v) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Common Stock” means the common stock of the Company, having one vote per share.

(l) “Company” means Bellicum Pharmaceuticals, Inc., a Delaware corporation.

(m)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2019.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Full Value Award” means (i) a stock award granted under any of the Prior Plans or (ii) a Stock Award, in each case that is not an Appreciation Award.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Inducement Award” means a Stock Award, other than an Incentive Stock Option, that is granted pursuant to Section 3(f) of the Plan.

(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ii) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(kk) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance;

(xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of studies by specific dates; (xliii) budget management; (xliv) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (xlv) regulatory milestones; (xlvi) progress of internal research or development programs; (xlvii) acquisition of new customers; (xlviii) customer retention and/or repeat order rate; (xlix) improvements in sample and test processing times; (l) progress of partnered programs; (li) partner satisfaction; (lii) timely completion of clinical trials; (liii) submission of 510(k)s or pre-market approvals and other regulatory achievements; (liv) milestones related to samples received and/or tests or panels run; (lv) expansion of sales in additional geographies or markets; (lvi) research progress, including the development of programs; (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (lviii) and any other measures of performance selected by the Board.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Stock Award Agreement at the time the Stock Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body; and (13) to make other appropriate adjustments selected by the Board. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement.

(mm) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(oo) “Plan” means this Bellicum Pharmaceuticals, Inc. 2019 Equity Incentive Plan.

(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(xx) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(aaa) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(bbb) “Transaction” means a Corporate Transaction or a Change in Control.

BELLICUM PHARMACEUTICALS, INC.

3730 KIRBY DRIVE, STE. 1200

HOUSTON, TX 77098

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 14, 2021 for shares held directly and by 11:59 p.m. Eastern Time on June 10, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/BLCM2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 14, 2021 for shares held directly and by 11:59 p.m. Eastern Time on June 10, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D53942-P56082                     KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BELLICUM PHARMACEUTICALS, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	To elect two Class I directors.		☐	☐	☐

Nominees:

	01)	Jon P. Stonehouse
	02)	Stephen R. Davis

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.							For	Against	Abstain

2.	To approve an amendment to the Company’s 2019 Equity Incentive Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder by 500,000 shares.						☐	☐	☐

3.	To ratify the Audit Committee’s selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021.						☐	☐	☐

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.						☐	☐	☐

NOTE: Such other business may be conducted at the meeting as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

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D53943-P56082

BELLICUM PHARMACEUTICALS, INC.

Annual Meeting of Stockholders

June 15, 2021

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Richard A. Fair, with full power of substitution and power to act alone, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the reverse side, all of the shares of Common Stock of Bellicum Pharmaceuticals, Inc. (the “Company”) which the undersigned is entitled to vote, and, in his best judgment, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 15, 2021 live via the Internet at www.virtualshareholdermeeting.com/BLCM2021, and any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made but the card is signed, this proxy card will be voted FOR all nominees under Proposal 1, and FOR Proposals 2, 3 and 4, in the best judgment of the proxy with respect to such other business as may properly come before the meeting.

Continued and to be signed on reverse side